Exhibit 99.5

ASSIGNMENT AND ASSUMPTION AGREEMENT

Dated as of May 25, 2004

TYLER INTERNATIONAL FUNDING, INC.

Transferor

FIRST NORTH AMERICAN NATIONAL BANK

Servicer

BANK ONE, DELAWARE, NATIONAL ASSOCIATION

and

DEUTSCHE BANK TRUST COMPANY AMERICAS

Trustee

CIRCUIT CITY CREDIT CARD MASTER TRUST

ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of May 25, 2004 (this “Agreement”), among TYLER INTERNATIONAL FUNDING, INC., a Delaware corporation (“Tyler Funding”), as Transferor, FIRST NORTH AMERICAN NATIONAL BANK, a national banking association (“FNANB”), as Servicer, BANK ONE, DELAWARE, NATIONAL ASSOCIATION, a national banking association (“Bank One”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (formerly known as Bankers Trust Company), as Trustee (in such capacity, the “Trustee”).

PRELIMINARY STATEMENTS

WHEREAS, Tyler Funding, as Transferor, FNANB, as Transferor under the Prior Agreement and as Servicer, and the Trustee are parties to an Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001, as amended by the amendments listed on Schedule 1 hereto and as supplemented by the series supplements listed on Schedule 2 hereto (as so amended and supplemented, the “Pooling and Servicing Agreement”);

WHEREAS, Circuit City Stores, Inc., a Virginia corporation (“Circuit City”), FNANB, Tyler Funding and Bank One are parties to a Purchase and Sale Agreement dated as of January 16, 2004, as amended (the “Purchase Agreement”), pursuant to which Tyler Funding and FNANB have agreed to sell to Bank One substantially all of their properties and assets;

WHEREAS, Section 7.2 of the Pooling and Servicing Agreement permits Tyler Funding to convey or transfer its properties and assets substantially as an entirety to another Person if, among other conditions, such Person expressly assumes the performance of every covenant and obligation of the Transferor under the Pooling and Servicing Agreement;

WHEREAS, Bank One desires to assume the performance of every covenant and obligation of the Transferor under the Pooling and Servicing Agreement;

WHEREAS, Section 8.2 of the Pooling and Servicing Agreement permits FNANB to convey or transfer its properties and assets substantially as an entirety to another Person if, among other conditions, such Person is an Eligible Servicer and expressly assumes the performance of every covenant and obligation of the Servicer under the Pooling and Servicing Agreement; and

WHEREAS, Bank One is an Eligible Servicer and desires to assume the performance of every covenant and obligation of the Servicer under the Pooling and Servicing Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tyler Funding, FNANB, Bank One and the Trustee hereby agree as follows:

Section 1. Definitions. All terms used in this Agreement (including in the preliminary statements to this Agreement) that are defined in the Pooling and Servicing Agreement have the meanings assigned to them therein, except to the extent such terms are amended or modified in this Agreement.

Section 2. Assignment of Transferor Rights. Tyler Funding hereby assigns to Bank One, without recourse except as set forth in the Purchase Agreement, all of Tyler Funding’s rights as Transferor under the Pooling and Servicing Agreement. Tyler Funding, FNANB and the Trustee hereby affirm that Bank One is the successor in interest to all of Tyler Funding’s rights as Transferor under the Pooling and Servicing Agreement.

Section 3. Assumption of Transferor Obligations. Bank One hereby assumes and agrees to perform every covenant and obligation of the Transferor under the Pooling and Servicing Agreement. Bank One agrees that it shall be liable to the Certificateholders, the Trustee and each Enhancement Provider for the performance of all such covenants and obligations in accordance with the terms of the Pooling and Servicing Agreement, whether such covenants or obligations arose prior to (or relate to actions taken or omitted prior to) the date of this Agreement or arise on or after (or relate to actions taken or omitted on or after) the date of this Agreement. On and after the date of this Agreement, Tyler Funding shall be released from all of its covenants and obligations as Transferor under the Pooling and Servicing Agreement.

Section 4. Assignment of Servicer Rights. FNANB hereby assigns to Bank One, without recourse except as set forth in the Purchase Agreement, all of FNANB’s rights as Servicer under the Pooling and Servicing Agreement, including, without limitation, all rights to receive each Monthly Servicing Fee payable on or after the date of this Agreement. Tyler Funding, FNANB and the Trustee hereby affirm that Bank One is the successor in interest to all of FNANB’s rights as Servicer under the Pooling and Servicing Agreement.

Section 5. Assumption of Servicer Obligations. Bank One hereby assumes and agrees to perform every covenant and obligation of the Servicer under the Pooling and Servicing Agreement. Bank One agrees that it shall be liable to the Certificateholders, the Trustee and each Enhancement Provider for the performance of all such covenants and obligations in accordance with the terms of the Pooling and Servicing Agreement, whether such covenants or obligations arose prior to (or relate to actions taken or omitted prior to) the date of this Agreement or arise on or after (or relate to actions taken or omitted on or after) the date of this Agreement. On and after the date of this Agreement, FNANB shall be released from all of its covenants and obligations as Servicer under the Pooling and Servicing Agreement.

Section 6. Representations and Warranties of Tyler Funding. Tyler Funding hereby represents and warrants to the Trustee, on behalf of the Trust, and to FNANB and Bank One that:

(i) Organization and Good Standing. Tyler Funding is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement.

(ii) Due Qualification. Tyler Funding is duly qualified to do business, is in good standing (or is exempt from such requirements) and has obtained all necessary licenses and approvals required to conduct business in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations under the Pooling and Servicing Agreement; provided, however, that no representation or warranty is made with respect to any qualifications, licenses or approvals which the Trustee would have to obtain to do business in any state in which the Trustee seeks to enforce any Receivable.

(iii) Due Authorization. The execution, delivery and performance of this Agreement by Tyler Funding and the consummation by Tyler Funding of the transactions provided for in this Agreement have been duly authorized by Tyler Funding by all necessary action on the part of Tyler Funding.

(iv) No Violation. The execution and delivery of this Agreement by Tyler Funding, the performance by Tyler Funding of the transactions contemplated by this Agreement and the fulfillment by Tyler Funding of the terms of this Agreement will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to Tyler Funding or any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which Tyler Funding is a party or by which it or any of its properties is bound.

(v) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of Tyler Funding, threatened against Tyler Funding before any court, regulatory body, administrative agency, arbitrator or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of Tyler Funding, would materially and adversely affect the performance by Tyler Funding of its obligations under this Agreement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or (v) seeking to affect adversely the Federal income tax attributes of the Trust.

(vi) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required to be obtained in connection with the execution and delivery by Tyler Funding of this Agreement, the performance by Tyler Funding of the transactions contemplated by this Agreement and the fulfillment by Tyler Funding of the terms of this Agreement have been obtained.

Section 7. Representations and Warranties of FNANB. FNANB hereby represents and warrants to the Trustee, on behalf of the Trust, and to Tyler Funding and Bank One that:

(i) Organization and Good Standing. FNANB is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement.

(ii) Due Qualification. FNANB is duly qualified to do business, is in good standing (or is exempt from such requirements) and has obtained all necessary licenses and approvals required to conduct business in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations under the Pooling and Servicing Agreement.

(iii) Due Authorization. The execution, delivery and performance of this Agreement by FNANB and the consummation by FNANB of the transactions provided for in this Agreement have been duly authorized by FNANB by all necessary action on the part of FNANB.

(iv) No Violation. The execution and delivery of this Agreement by FNANB, the performance by FNANB of the transactions contemplated by this Agreement and the fulfillment by FNANB of the terms of this Agreement will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to FNANB or any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which FNANB is a party or by which it or any of its properties is bound.

(v) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of FNANB, threatened against FNANB before any court, regulatory body, administrative agency, arbitrator or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of FNANB, would materially and adversely affect the performance by FNANB of its obligations under this Agreement or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

(vi) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required to be obtained in connection with the execution and delivery by FNANB of this Agreement, the performance by FNANB of the transactions contemplated by this Agreement and the fulfillment by FNANB of the terms of this Agreement have been obtained.

Section 8. Representations and Warranties of Bank One. Bank One hereby represents and warrants to the Trustee, on behalf of the Trust, and to Tyler Funding and FNANB that:

(i) Organization and Good Standing. Bank One is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement.

(ii) Due Qualification. Bank One is duly qualified to do business, is in good standing (or is exempt from such requirements) and has obtained all necessary licenses and approvals required to conduct business in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations under the Pooling and Servicing Agreement.

(iii) Due Authorization. The execution, delivery and performance of this Agreement by Bank One and the consummation by Bank One of the transactions provided for in this Agreement have been duly authorized by Bank One by all necessary action on the part of Bank One.

(iv) No Violation. The execution and delivery of this Agreement by Bank One, the performance by Bank One of the transactions contemplated by this Agreement and the fulfillment by Bank One of the terms of this Agreement will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to Bank One or any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which Bank One is a party or by which it or any of its properties is bound.

(v) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of Bank One, threatened against Bank One before any court, regulatory body, administrative agency, arbitrator or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of Bank One, would materially and adversely affect the performance by Bank One of its obligations under this Agreement or the Pooling and Servicing Agreement or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Pooling and Servicing Agreement.

(vi) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required to be obtained in connection with the execution and delivery by Bank One of this Agreement, the performance by Bank One of the transactions contemplated by this Agreement and the fulfillment by Bank One of the terms of this Agreement have been obtained.

(vii) Eligible Servicer. Bank One is an Eligible Servicer.

Section 9. Acceptance by Trustee. The Trustee hereby consents to the assumption by Bank One of the rights and obligations of Tyler Funding, as Transferor, and FNANB, as Servicer, under the Pooling and Servicing Agreement. On and after the date of this Agreement, Bank One shall be the Transferor and the Servicer under the Pooling and Servicing Agreement.

Section 10. Conditions Precedent. Tyler Funding, FNANB and Bank One agree (and the Trustee acknowledges) that consummation of the transactions contemplated by the Purchase Agreement shall be a condition precedent to the effectiveness of this Agreement.

Section 11. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 12. Amendment. This Agreement may not be amended, supplemented or otherwise modified, and the terms of this Agreement may not be waived, except by a written instrument signed by all parties hereto. FNANB and Bank One shall provide prior notice to each Rating Agency of any such amendment, supplement, modification or waiver.

Section 13. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile transmission to, sent by courier to or mailed by registered mail, return receipt requested, to (i) in the case of Tyler Funding or FNANB, 9954 Mayland Drive, Richmond, Virginia 23233, Attention: Philip J. Dunn, telecopy number (804) 527-4113, telephone number (804) 527-4060, (ii) in the case of Bank One, 201 North Walnut Street, Wilmington, Delaware 19801, Attention: David Penkrot, Controller, telecopy number (302) 282-6605, telephone number (302) 282-7450, with a copy to Stephen Etherington, 1 Bank One Plaza, Mail Suite IL1-0460, Chicago, Illinois 60670, telecopy number (312) 732-3366, telephone number (312) 732-1893, and (iii) in the case of the Trustee, 60 Wall Street, New York, New York 10005, Attention: Corporate Trust and Security Services Group/Structured Finance, telecopy number (212) 797-8608, telephone number (212) 250-8522, or, as to each party, such other address as shall be designated by such party in a written notice to each other party.

Section 14. Successors and Assigns. The obligations assumed pursuant to this Agreement may be assigned only in accordance with the Pooling and Servicing Agreement. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

Section 15. Counterparts. This Agreement may be executed and delivered in counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

Section 16. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, Tyler Funding, FNANB, Bank One and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

TYLER INTERNATIONAL FUNDING, INC., as Transferor

By:	/s/ Philip J. Dunn
	Name:	Philip J. Dunn
	Title:	President

FIRST NORTH AMERICAN NATIONAL BANK, as Servicer

By:	/s/ Daniel P. Tierney
	Name:	Daniel P. Tierney
	Title:	President

BANK ONE, DELAWARE, NATIONAL ASSOCIATION

By:	/s/ Stephen R. Etherington
	Name:	Stephen Etherington
	Title:	Senior Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By:	/s/ Susan Barstock
	Name:	Susan Barstock
	Title:	Vice President

Circuit City Private Label and Co-Branded VISA Portfolio Sale

Assignment and Assumption Agreement

May 25, 2004

Schedule 1

Amendments

1.	Amendment No. 1 to Amended and Restated Master Pooling and Servicing Agreement dated as of November 30, 2002 among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee.

2.	Amendment No. 2 to Amended and Restated Master Pooling and Servicing Agreement dated as of February 6, 2003 among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee.

3.	Amendment No. 3 to Amended and Restated Master Pooling and Servicing Agreement dated as of April 28, 2003 among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee.

4.	Amendment No. 4 to Amended and Restated Master Pooling and Servicing Agreement dated as of July 8, 2003 among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee.

5.	Amendment No. 5 to Amended and Restated Master Pooling and Servicing Agreement dated as of October 15, 2003 among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee.

6.	Amendment No. 6 to Amended and Restated Master Pooling and Servicing Agreement dated as of May 25, 2004 among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee.

Schedule 2

Series Supplements

1.	Series 2002-1 Supplement dated as of May 7, 2002 to Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 among Tyler Funding, as Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee.

2.	Series 2003-2 Supplement dated as of April 25, 2003 to Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 among Tyler Funding, as Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee.